EXHIBIT 99.2

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION

         On March 31, 2003, Friedman, Billings, Ramsey Group, Inc. ("FBR Group") and FBR Asset Investment Corporation ("FBR Asset"), completed their previously announced merger pursuant to the Agreement and Plan of Merger among the companies and certain of their subsidiaries dated as of November 14, 2002 (the "merger"). The combined company assumed the name Friedman, Billings, Ramsey Group, Inc.

         The following unaudited condensed pro forma consolidated financial statements are prepared in accordance with SEC Regulation S-X - Article 11, "Pro Forma Financial Information," and are presented to illustrate the effects of the merger on the historical operating results of FBR Group and FBR Asset. The unaudited pro forma statements of operations are presented for the three month periods ended June 30, 2002, September 30, 2002, and December
31, 2002, assuming the acquisition had occurred on January 1, 2002. The pro forma statements of operations for the periods specified combine the historical statements of earnings of FBR Group and FBR Asset on a consolidated basis.

         The unaudited condensed pro forma consolidated financial statements have been derived from, and should be read in conjunction with, the historical consolidated financial statements, including the notes thereto, of each of FBR Group and FBR Asset. FBR Group's Annual Report on Form 10-K for the year ended December 31, 2002 includes the December 31, 2002 financial statements of both FBR Group and FBR Asset.

         The unaudited condensed pro forma consolidated financial statements are presented for informational purposes only and are not necessarily indicative of the results of operations of FBR Group that would have occurred had the merger been consummated as of January 1, 2002. In addition, the unaudited condensed pro forma consolidated financial statements are not necessarily indicative of the future operating results of FBR Group.
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


       UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR THE THREE MONTHS ENDED JUNE 30, 2002
                (Dollars in thousands, except per share amounts)


                                                                      Historical                    Pro Forma

                                                            FBR            FB          Adjustments    Consolidated

Revenues:
   Investment banking:
     Underwriting (Note 1a)                                $ 25,248            $ -      $ (6,914)        $ 18,334
     Corporate finance (Note 1b)                              9,827              -             6            9,833
     Investment gains                                         1,595              -             -            1,595
   Institutional brokerage:
     Principal transactions (Note 1c)                         8,372              -        (1,081)           7,291
     Agency commissions                                       9,954              -             -            9,954
   Asset management:
     Base management fees (Note 1d)                           7,633              -        (1,975)           5,658
     Incentive allocations and fees (Note 1d)                 2,902              -        (2,836)              66
     Net investment income (loss) (Note 1e)                   8,517          7,608        (8,761)           7,364
     Technology sector net investment and incentive loss     (2,432)             -             -           (2,432)
   Dividends and other (Note 1f)                                419          1,709            13            2,141
   Interest                                                   1,219         42,845        (5,077)          38,987
                                                            --------       --------      ---------        --------
     Total revenues                                          73,254         52,162       (26,625)          98,791
   Interest expense                                             430         14,924        (2,478)          12,876
                                                            --------       --------      ---------        --------
     Net revenues                                            72,824         37,238       (24,147)          85,915
                                                            --------       --------      ---------        --------

Expenses:
   Compensation and benefits (Note 1i)                       38,411              -          (987)          37,424
   Business development and professional services (Note 1i)   7,982            724          (515)           8,191
   Clearing and brokerage fees                                1,817              -             -            1,817
   Occupancy and equipment                                    2,046              -             -            2,046
   Communications                                             2,187              -             -            2,187
   Other operating expenses (Note 1j)                         2,602          4,816        (4,811)           2,607
                                                         ------------  ------------- -------------    -------------
     Total expenses                                          55,045          5,540        (6,313)          54,272
                                                         ------------  ------------- -------------    -------------
   Net income (loss) before taxes and extraordinary gain     17,779         31,698       (17,834)          31,643
   Income tax provision (Note 1k)                                 -            111          (111)               -
                                                         ------------  ------------- -------------    -------------
   Net income (loss) before extraordinary gain             $ 17,779       $ 31,587     $ (17,723)        $ 31,643
                                                         ============  ============= =============    =============
   Basic earnings per share before extraordinary gain        $ 0.39         $ 1.67                         $ 0.30
                                                         ============  =============                  =============
   Diluted earnings per share before extraordinary gain      $ 0.36         $ 1.67                         $ 0.29
                                                         ============  =============                  =============
   Weighted average shares outstanding:
     Basic (Note 1l)                                         45,944         18,893        60,254          106,198
                                                         ============  ============= =============    =============
     Diluted (Note 1l)                                       48,772         18,917        60,341          109,113
                                                         ============  ============= =============    =============

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


       UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2002
                (Dollars in thousands, except per share amounts)

                                                                      Historical                    Pro Forma

                                                            FBR            FB          Adjustments    Consolidated

Revenues:
   Investment banking:
     Underwriting (Note 1a)                                $ 30,108            $ -       $ 2,748         $ 32,856
     Corporate finance (Note 1b)                             26,175              -         2,816           28,991
     Investment gains                                         2,627              -             -            2,627
   Institutional brokerage:
     Principal transactions (Note 1c)                         5,743              -           (39)           5,704
     Agency commissions                                       8,629              -             -            8,629
   Asset management:
     Base management fees (Note 1d)                           7,208              -        (2,588)           4,620
     Incentive allocations and fees (Note 1d)                 4,282              -        (4,199)              83
     Net investment income (loss) (Note 1e)                  (2,737)         4,823        (3,588)          (1,502)
     Technology sector net investment and incentive loss     (2,202)             -             -           (2,202)
   Dividends and other (Note 1f)                                370          5,287        (5,564)              93
   Interest                                                   1,509         56,739        (4,450)          53,798
                                                            --------       --------      ---------       ---------
     Total revenues                                          81,712         66,849       (14,864)         133,697
   Interest expense                                             608         22,511          (441)          22,678
                                                            --------       --------      ---------       ---------
     Net revenues                                            81,104         44,338       (14,423)         111,019
                                                            --------       --------      ---------       ---------
Expenses:
   Compensation and benefits (Note 1i)                       45,725              -             -           45,725
   Business development and professional services (Note 1i)   8,650            771             -            9,421
   Clearing and brokerage fees                                1,443              -             -            1,443
   Occupancy and equipment                                    2,309              -             -            2,309
   Communications                                             2,009              -             -            2,009
   Other operating expenses (Note 1j)                         2,976          6,787        (6,787)           2,976
                                                            --------       --------       --------        --------
     Total expenses                                          63,112          7,558        (6,787)          63,883
                                                            --------       --------       --------        --------
   Net income (loss) before taxes and extraordinary gain     17,992         36,780        (7,636)          47,136
                                                            --------       --------       --------        --------
   Income tax provision (Note 1k)                             2,343          2,115        (4,458)               -
                                                            --------       --------       --------        --------
   Net income (loss) before extraordinary gain             $ 15,649       $ 34,665      $ (3,178)        $ 47,136
                                                        ============  ============= =============    =============
   Basic earnings per share before extraordinary gain        $ 0.34         $ 1.38                         $ 0.37
                                                        ============  =============                  =============
   Diluted earnings per share before extraordinary gain      $ 0.32         $ 1.38                         $ 0.36
                                                        ============  =============                  =============

   Weighted average shares outstanding:
     Basic (Note 1l)                                         46,370         25,054        81,957          128,327
                                                        ============  ============= =============    =============
     Diluted (Note 1l)                                       49,526         25,079        82,048          131,574
                                                        ============  ============= =============    =============

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

       UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE THREE MONTHS ENDED DECEMBER 31, 2002
                (Dollars in thousands, except per share amounts)

                                                                      Historical                    Pro Forma

                                                            FBR            FB          Adjustments    Consolidated
Revenues:
   Investment banking:
     Underwriting (Note 1a)                                 $ 8,890            $ -          $ 93          $ 8,983
     Corporate finance (Note 1b)                             11,119              -           440           11,559
     Investment gains                                         4,312              -             -            4,312
   Institutional brokerage:
     Principal transactions (Note 1c)                         6,339              -             -            6,339
     Agency commissions                                       8,344              -             -            8,344
   Asset management:
     Base management fees (Note 1d)                           8,119              -        (2,930)           5,189
     Incentive allocations and fees (Note 1d)                 5,291              -        (5,036)             255
     Net investment income (loss) (Note 1e)                   4,474          8,777        (4,108)           9,143
     Technology sector net investment and incentive loss        111              -             -              111
   Dividends and other (Note 1f)                                491          1,936          (533)           1,894
   Interest                                                   1,377         57,038        (3,899)          54,516
                                                            --------       --------      ---------        --------
     Total revenues                                          58,867         67,751       (15,973)         110,645
   Interest expense                                             665         23,488          (441)          23,712
                                                            --------       --------      ---------        --------
     Net revenues                                            58,202         44,263       (15,532)          86,933
                                                            --------       --------      ---------        --------
Expenses:
   Compensation and benefits (Note 1i)                       31,617              -             -           31,617
   Business development and professional services (Note 1i)   7,545          3,180             -           10,725
   Clearing and brokerage fees                                1,467              -             -            1,467
   Occupancy and equipment                                    2,274              -             -            2,274
   Communications                                             1,910              -             -            1,910
   Other operating expenses (Note 1j)                         2,608          7,961        (7,966)           2,603
                                                            --------       --------       --------        --------
     Total expenses                                          47,421         11,141        (7,966)          50,596
                                                            --------       --------       --------        --------
   Net income (loss) before taxes and extraordinary gain     10,781         33,122        (7,566)          36,337
   Income tax provision (Note 1k)                               692            208          (900)               -
                                                            --------       --------       --------        --------
   Net income (loss) before extraordinary gain             $ 10,089       $ 32,914      $ (6,666)        $ 36,337
                                                        ============  ============= =============    =============
   Basic earnings per share before extraordinary gain        $ 0.22         $ 1.30                         $ 0.28
                                                        ============  =============                  =============
   Diluted earnings per share before extraordinary gain      $ 0.21         $ 1.30                         $ 0.28
                                                        ============  =============                  =============

   Weighted average shares outstanding:
     Basic (Note 1l)                                         46,403         25,317        82,917          129,320
                                                        ============  ============= =============    =============
     Diluted (Note 1l)                                       49,089         25,342        83,008          132,097
                                                        ============  ============= =============    =============

Notes to Unaudited Condensed Pro Forma Consolidated Financial Statements
                        For the Three Month Periods Ended
            June 30, 2002, September 30, 2002, and December 31, 2002
                             (dollars in thousands)



    (1) The following is a summary of the unaudited condensed pro forma consolidated statements of operations adjustments to effect the merger.

        (a) Underwriting -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to eliminate FBR Group's revenue generated from FBR Asset's secondary offerings of

        $6,914 for the three months ended June 30, 2002, $0 for the three months ended September 30, 2002, $0 for the three months ended December 31, 2002, and to reclassify to underwriting revenue amounts paid by FBR Group to FBR Asset in connection with investment banking transactions pursuant to a fee sharing agreement between the companies of

        $0 for the three months ended June 30, 2002, $2,748 for the three months ended September 30, 2002, and $93 for the three months ended December 31, 2002.

        (b) Corporate finance -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to reclassify to corporate finance revenue amounts paid by FBR Group to FBR Asset in connection with investment banking transactions pursuant to a fee sharing agreement between the companies of

        $6 for the three months ended June 30, 2002, $2,816 for the three months ended September 30, 2002, and $440 for the three months ended December 31, 2002.

        (c) Principal transactions -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to eliminate FBR Group's broker-dealer trading (gains) and losses generated from transactions involving FBR Asset common stock of

        $(1,081) for the three months ended June 30, 2002, $(39) for the three months ended September 30, 2002, and $0 for the three months ended December 31, 2002.

        (d) Base management fees and incentive allocations and fees -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to eliminate FBR Group's base management and incentive fees earned pursuant to its management agreement with FBR Asset of

        $1,975 and $2,836, respectively for the three months ended June 30, 2002,
        $2,588 and $4,199, respectively for the three months ended
        September 30, 2002, and
        $2,930 and $5,036, respectively for the three months ended December 31, 2002.

        (e) Net investment income -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to eliminate FBR Group's income derived from its equity investment in FBR Asset of

        $8,761 for the three months ended June 30, 2002, $3,588 for the three months ended September 30, 2002, and $4,108 for the three months ended December 31, 2002.

         (f) Dividends and other -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to (1) eliminate FBR Group's dividend income earned from its broker-dealer trading inventory holdings of FBR Asset of

        $(19) for the three months ended June 30, 2002, $0 for the three months ended September 30, 2002, and $0 for the three months ended December 31, 2002,

        and (2) reclassify to underwriting revenue and corporate finance revenue amounts paid by FBR Group to FBR Asset in connection with investment banking transactions pursuant to a fee sharing agreement between the companies of

        $6 for the three months ended June 30, 2002, $5,564 for the three months ended September 30, 2002, and $533 for the three months ended December 31, 2002.

        (g) Interest -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to record amortization of premiums created in purchase accounting due to the new cost basis of FBR Asset's mortgage-backed securities at the time of the merger of

        $5,077 for the three months ended June 30, 2002, $4,450 for the three months ended September 30, 2002, and $3,899 for the three months ended December 31, 2002.

     The adjustments discussed above to record amortization of premiums established on FBR Asset's mortgage-backed securities have been prepared in accordance with SEC Regulation S-X -- Article 11. These adjustments, however, do not correspond to the mortgage-backed securities balances during the historical periods but are reflective of amortization that would be recorded in the future considering the March 31, 2003 value of FBR Asset's mortgage-backed securities portfolio. In purchase accounting, the March 31, 2003 unrealized gain on these FBR Asset securities contained in other comprehensive income was eliminated and a new cost basis established. In this case, the unrealized gain creates a premium that will be amortized over the remaining lives of the applicable March 31, 2003 mortgage-backed securities. The adjustments in the pro forma financial statements reflect the amortization of this premium created in purchase accounting calculated based on the application of the effective interest method for recognizing interest income and includes management's assumptions with respect to prepayment speeds as of March 31, 2003 as required by SFAS No. 91, "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases." The total additional premium established based on the March 31, 2003 balance sheet is $46,850 and based upon prepayment speeds as of March 31, 2003 substantially all would be amortized over approximately three and a half years.

        (h) Interest expense -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect interest adjustments created in purchase accounting related to FBR Asset's interest rate swaps as of March 31, 2003 of

        $2,478 for the three months ended June 30, 2002, $441 for the three months ended September 30, 2002, and $441 for the three months ended December 31, 2002.

     These interest rate swaps are cash flow hedges of the debt recorded on the balance sheet used to finance the mortgage-backed securities and convert a portion of the variable interest rate borrowings to a fixed interest rate. In purchase accounting, the March 31, 2003 unrealized loss on these FBR Asset derivatives of approximately $10,480 contained in other comprehensive income was eliminated. In this case, the unrealized loss created a credit balance (i.e., a day-one value of the derivatives) which is recorded as a liability on the balance sheet. The day-one value of the interest rate swaps recorded as a liability reestablishes the market rate of interest on the derivatives and reduces the fixed rate of interest expense over the remaining lives of the derivatives, which range from four months to sixteen months. These adjustments are based upon the fair value of the instruments and market rates as of March 31, 2003 using the effective interest method.

        (i) Compensation and benefits and business development and professional services -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to eliminate FBR Group's expenses incurred as a result of FBR Asset's secondary equity offerings.

        (j) Other operating expenses -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to eliminate base management and incentive fees payable by FBR Asset to FBR Group.

        (k) Income tax provision (benefit) -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to present the tax provision of the combined entity's taxable REIT subsidiaries based on the effective tax rate of these subsidiaries during the period.

        (l) Basic and diluted weighted average shares outstanding -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect the conversion of historical FBR Asset shares not owned by FBR Group based on the 3.65 exchange ratio.